UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 2, 2019

Talend S.A.

(Exact name of registrant as specified in its charter)

France	001-37825	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9, rue Pages, 92150 Suresnes, France

(Address of principal executive offices, including zip code)

+33 (0) 1 46 25 06 0

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition

(a)

On January 8, 2019, Talend S.A. (the “Company”) issued a press release announcing preliminary unaudited estimates for the fourth quarter ended December 31, 2018.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

This information, as well as Exhibit 99.1, is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On January 2, 2019, the Company promoted Laurent Bride to Chief Technical Officer and Chief Operating Officer. Mr. Bride has served as the Company’s Chief Technical Officer since 2014. Prior to joining the Company, Mr. Bride served as Chief Technology Officer at Axway, a software solutions and services company, from February 2014 to August 2014 and Executive Vice President, Engineering from January 2013 to February 2014. Mr. Bride has no family relationship with any of the Company’s executive officers or directors. Except as described herein, there are no arrangements or understandings between Mr. Bride and any other person pursuant to which he was appointed as Chief Technical Officer and Chief Operating Officer of the Company.

The Company also announced that Brad Stratton, Executive Vice President of Worldwide Sales is departing the Company.  Mike Tuchen, Chief Executive Officer, will lead sales while the Company conducts a search for a new head of sales to scale the Company’s business through its next phase of growth.  Mr. Tuchen has served as the Company’s Chief Executive Officer since 2013. Mr. Tuchen has no family relationship with any of the Company’s executive officers or directors. Except as described herein, there are no arrangements or understandings between Mr. Tuchen and any other person pursuant to which he was appointed as acting head of sales.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

99.1                        Press Release, dated January 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talend S.A.

By:	/s/ Adam Meister
Adam Meister
Chief Financial Officer

Date:  January 8, 2019